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EXHIBIT 21.1

SUBSIDIARIES OF REGISTRANT
AS OF OCTOBER 31, 2002

                                                                                                Percentage of
                                                                                                Voting Securities
                                                                            State of            Owned by
Name                                                                        Incorporation       Immediate Parent
-----------------------------------------------------------------------------------------------------------------
ABM Industries Incorporated                                                 Delaware            Registrant
(*)   ABM Co. of Boston                                                     California          100%
      ABM Engineering Services Company                                      California          100%
      ABM Facility Services Company                                         California          100%
      ABM Global Facility Services                                          California          100%
      ABM Janitorial Services - Northern California                         California          100%
      ABM Janitorial Services Co., Ltd.                                     Brit. Columbia      100%
      ABM Lakeside, Inc.                                                    California          100%
      ABM Payroll Service, Inc.                                             California          100%
      ABM Supply Company**                                                  California          100%
      American Building Maintenance Co.                                     California          100%
      American Building Maintenance Co. of Georgia                          California          100%
      American Building Maintenance Co. of Hawaii**                         California          100%
               Allied Maintenance Services, Inc.                            Hawaii              100%
      American Building Maintenance Co. of Illinois                         California          100%
      American Building Maintenance Co. of Kentucky**                       California          100%
      American Building Maintenance Co. of New York                         California          100%
      American Building Maintenance Co. of New York - Manhattan             California          100%
      American Building Maintenance Co. of Utah**                           California          100%
      American Building Maintenance Co. - West                              California          100%
      American Public Services                                              California          100%
      American Commercial Security Services of New York, Inc.               California          100%
      American Security and Investigative Services, Inc.**                  California          100%
               ABMI Security Services, Inc.                                 California          100%
               American Commercial Security Services, Inc.                  California          100%
      Ampco System Parking                                                  California          100%
      Amtech Elevator Services                                              California          100%
      Amtech Energy Services**                                              California          100%
      Amtech Lighting & Electrical Services                                 California          100%
      Amtech Lighting Services                                              California          100%
      Amtech Lighting Services of the Midwest                               California          100%
      Amtech Reliable Elevator Company of Texas**                           Texas               100%
      Beehive Parking, Inc.**                                               Utah                100%
      Bonded Maintenance Company                                            Texas               100%
      Bradford Building Services, Inc.                                      California          100%
      Canadian Building Maintenance Company, Ltd.**                         Brit. Columbia      100%
               Supreme Building Maintenance, Ltd.                           Brit. Columbia      100%
      CommAir Mechanical Services                                           California          100%
      Commercial Air Conditioning of Northern California, Inc.**            California          100%
      Commecail Property Services, Inc. **                                  California          100%
      Servall Services, Inc.                                                Texas               100%
      System Parking, Inc.**                                                California          100%
      Towel and Linen Service, inc.**                                       California          100%

(*) Subsidiary relationship to registrant or to subsidiary parents shown by progressive indentation.

**    Inactive companies